Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, New York 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

EFCAR, LLC (the “Depositor”) Exeter Finance LLC (the “Sponsor”) 2101 W. John Carpenter Freeway Irving, Texas 75063	12 March 2026

Re:	Exeter Automobile Receivables Trust 2026-2 (the “Issuing Entity”) Automobile Receivables Backed Notes (the “Notes”) Sample Automobile Loan Contract Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Depositor, Sponsor, Barclays Capital Inc., BNP Paribas Securities Corp. and Mizuho Securities USA LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of subprime automobile loan contracts secured by new and used automobiles, light duty trucks, minivans and sport utility vehicles (the “Automobile Loan Contracts”) relating to the Issuing Entity’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.
The procedures performed and our associated findings are included in Attachment A.
For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:
a.
An electronic data file labeled “EART 2026-2 Stat Pool – EY.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to certain subprime automobile loan contracts secured by new and used automobiles, light duty trucks, minivans and sport utility vehicles (the “Preliminary Automobile Loan Contracts”) as of 15 February 2026 (the “Preliminary Cutoff Date”) that are expected to be representative of the Automobile Loan Contracts,

b.	Imaged copies of the following documents (collectively, the “Source Documents”):
i.	The retail installment sale contract, contract, amendment or other related documents (collectively and as applicable, the “Contract”),
ii.
Certain printed screen shots which the Sponsor, on behalf of the Depositor, indicated were from the Sponsor’s customer acquisition and life cycle management system (the “CALMS System Screen Shots”) and

iii.
Certain printed screen shots which the Sponsor, on behalf of the Depositor, indicated were from the Sponsor's spectrum system (the “Spectrum System Screen Shots,” together with the CALMS System Screen Shots, the “System Screenshots”)

that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Automobile Loan Contracts (as defined in Attachment A),
c.
An electronic data file labeled “EART 2026-2 EY Bureau Reconciliation.xlsx” and the corresponding record layout and decode information, as applicable (the “FICO Schedule,” together with the Source Documents, the “Sources”), that the Sponsor, on behalf of the Depositor, indicated contains FICO score information as of the Preliminary Cutoff Date, relating to each Sample Automobile Loan Contract,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.
The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Subject Matter, Preliminary Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Automobile Loan Contracts or Automobile Loan Contracts, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Automobile Loan Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Automobile Loan Contracts,
iii.	Whether the originator(s) of the Automobile Loan Contracts complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Automobile Loan Contracts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed‑upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.
This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.
/s/ Ernst & Young LLP
12 March 2026

Attachment A

Procedures performed and our associated findings
1.
As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Automobile Loan Contracts from the Preliminary Data File (the “Sample Automobile Loan Contracts”).  For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Automobile Loan Contracts or the methodology they instructed us to use to select the Sample Automobile Loan Contracts from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Automobile Loan Contracts are referred to as Sample Automobile Loan Contract Numbers 1 through 150.

2.
For each Sample Automobile Loan Contract, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A.  The Source(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources
Sample Characteristic	Preliminary Data File Field Name	Source(s)

Application number	ApplicationNumber	Contract

Vehicle identification number (VIN)	VIN	Contract

Origination date	NoteDate	Contract

Monthly P&I payment	MonthlyPaymentAmount	Contract or System Screen Shots

Original amount financed	OriginalLoanBalanceAmount	Contract or System Screen Shots

Original term to maturity	ContractTermInMonths	Contract and recalculation

Annual percentage rate (APR)	CurrentInterestRate	Contract or System Screen Shots

Model type (new/used)	VehicleNewUsedCode	Contract or System Screen Shots

Vehicle model year	VehicleModelYear	Contract

Vehicle make	VehicleMakeName	Contract

Vehicle model (excluding trim or engine type)	VehicleModelName	Contract

Borrower state (current)	BorrowerPrimaryStateCode	Contract or System Screen Shots

FICO score	FICO	FICO Schedule

Custom score	CustomScore	System Screen Shots

Notes:
i.	The application number Sample Characteristic is for identification purposes only.

Exhibit 1 to Attachment A

ii.
For the purpose of comparing the monthly P&I payment Sample Characteristic for each Sample Automobile Loan Contract (except for Sample Automobile Loan Contract Number 54), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source.

For the purpose of comparing the monthly P&I payment Sample Characteristic for Sample Automobile Loan Contract Number 54, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shot as the Source.

For the purpose of comparing the monthly P&I payment Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

iii.
For the purpose of comparing the original amount financed Sample Characteristic for each Sample Automobile Loan Contract (except for Sample Automobile Loan Contract Numbers 13, 90, 99, 126 and 137), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source.

For the purpose comparing the original amount financed Sample Characteristic for Sample Automobile Loan Contract Numbers 13, 90, 99, 126 and 137, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

For the purpose of comparing the original amount financed Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

iv.
For the purpose of comparing the original term to maturity Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original term to maturity by taking the sum of the corresponding number of payments, as shown on the Contract.

v.
For the purpose of comparing the annual percentage rate (APR) Sample Characteristic for each Sample Automobile Loan Contract (except for Sample Automobile Loan Contract Numbers 13, 90, 99, 126 and 137), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source.

For the purpose of comparing the annual percentage rate (APR) Sample Characteristic for Sample Automobile Loan Contract Numbers 13, 90, 99, 126 and 137, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

For the purpose of comparing the annual percentage rate (APR) Sample Characteristic for each Sample Automobile Loan Contract, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- 0.10% or less.

Exhibit 1 to Attachment A

vi.
For the purpose of comparing the model type (new/used) Sample Characteristic for each Sample Automobile Loan Contract (except for Sample Automobile Loan Contract Numbers 13, 55, 71, 90, 99, 126 and 137), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source.

For the purpose of comparing the model type (new/used) Sample Characteristic for Sample Automobile Loan Contract Numbers 13, 55, 71, 90, 99, 126 and 137, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

vii.
For the purpose of comparing the vehicle model (excluding trim or engine type) Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

viii.
For the purpose of comparing the borrower state (current) Sample Characteristic for each Sample Automobile Loan Contract (except Sample Automobile Loan Contract Number 38), the Sponsor, on behalf of Depositor, instructed us to use the Contract as the Source.

For the purpose of comparing the borrower state (current) Sample Characteristic for Sample Automobile Loan Contract Number 38, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shot as the Source.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.